UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                                                     December 16, 2011

CHINA EDUCATION INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53247	20-4854568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2385 NW Executive Center Drive, Suite 100, Boca Raton, FL	33431
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	561-981-6277

639 NW 38 Circle, Boca Raton, FL 33431
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure.

On December 16, 2011, China Education International, Inc. will make a presentation covering the topics included in the script attached as Exhibit 99.1 to this Current Report on Form 8-K which may be accessed by calling telephone number:  916.209.4534, with a back-up telephone number of 619.276.6333, both of which are USA telephone numbers.  The PIN number for the call is 642499#.  The conference call will begin at 4:00 PM December 16, 2001, Eastern Standard Time.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of China Education International, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.                      Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	December 16, 2011 presentation script.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA EDUCATION INTERNATIONAL, INC.

Date: December 16, 2011	By: /s/ Joel Mason
Joel Mason, Chief Executive Officer